Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

CERTIFCATION OF CHIEF EXECUTIVE OFFICER

The undersigned, the Chief Executive Officer of Systemax Inc., hereby certifies that to the best of his knowledge, Systemax Inc.’s Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d) and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Systemax Inc.

Dated: November 12, 2003

/s/ RICHARD LEEDS
Richard Leeds, Chief Executive Officer

CERTIFCATION OF CHIEF FINANCIAL OFFICER

The undersigned, the Chief Financial Officer of Systemax Inc., hereby certifies that to the best of his knowledge, Systemax Inc.’s Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d) and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Systemax Inc.

Dated: November 12, 2003

/s/ STEVEN M. GOLDSCHEIN
Steven M. Goldschein, Chief Financial Officer